Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Coca-Cola Consolidated, Inc. (the “Company”) for the quarter ended June 30, 2023, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), we, J. Frank Harrison, III, Chairman of the Board of Directors and Chief Executive Officer of the Company, and F. Scott Anthony, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Frank Harrison, III
J. Frank Harrison, III Chairman of the Board of Directors and Chief Executive Officer
August 2, 2023

/s/ F. Scott Anthony
F. Scott Anthony Executive Vice President and Chief Financial Officer
August 2, 2023